Dryden High Yield Fund, Inc.

Supplement dated August 13, 2007

to the Prospectus and Statement of Additional Information (SAI) dated March 1, 2007

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The section of the Prospectus entitled “How to Buy, Sell and Exchange Shares of the Fund” is hereby revised by deleting the table of Class A initial sales charge breakpoints appearing in the subsection entitled “Reducing or Waiving Class A’s Initial Sales Charge,” and substituting the following new table:

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00	4.17	3.50%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	0.70**

LR00179